As filed with the Securities and Exchange Commission on March 3, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – December 31, 2013

 ITEM 1. REPORT TO STOCKHOLDERS.

CHOU AMERICA MUTUAL FUNDS

Annual Report
 December 31, 2013

Fund Adviser:
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders (Unaudited)	1
Performance Charts and Analysis (Unaudited)	6
Schedules of Investments	8
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Additional Information (Unaudited)	23

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2013

Dear Shareholder,

During the year 2013, the Chou Opportunity Fund (the “Fund”) was up 29.82%, while the S&P 500 Total Return Index (the “S&P 500”) generated a return of 32.39% during the same period. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Portfolio Commentary

Overstock.com (OSTK) was the largest contributor to the positive performance of the Fund. The stock increased in value to $30.79 as of December 31, 2013, up from $14.31 as of December 31, 2012. At the beginning of the year, we had 875,931 shares, comprising just over 30% of the portfolio. As the price of OSTK has now risen significantly and is trading closer to its intrinsic value, we have drastically reduced our position. We held only 15,000 shares as of December 31, 2013.

As a group, our investments in the TARP warrants of Bank of America, JPMorgan Chase and Wells Fargo worked out well during 2013. TARP warrants have several characteristics that make them appealing long-term investments.  Specifically, they are long dated, with most expiring around 2018-2019. This time frame of four-plus years allows banks to grow their intrinsic value to a high enough level to have an appreciable impact on the strike price of the stock warrant. In addition, we believe the strike price will be adjusted downward for any quarterly dividend that exceeds a set price. This is rarely seen in a stock warrant. An example: for Bank of America, class 'A' warrants, the strike price is adjusted downward for any quarterly dividend paid exceeding one cent per share.

Though the TARP warrants appreciated substantially in 2013, we still consider them undervalued on a long term basis because the stocks underlying the TARP warrants are still cheap.

MannKind Corporation's convertible 3.75% notes matured in December 2013. We received 100 cents on a dollar for a bond that was trading at 71 cents on a dollar on December 31, 2012.

Our common stock investment in MBIA Inc. has also performed well, increasing in value to $11.94 as of December 31, 2013 from $7.85 as of December 31, 2012. There was a big overhang on the stock and that was removed when MBIA Inc. and Bank of America settled their lawsuits. Although MBIA is cheap based on book value, it would make me sleep better if the company receives permission to start writing business again. Investing in companies, where the main operating business is mothballed for a while, makes it harder to evaluate its intrinsic value. Time is not on the side of investors in that type of business.

We had a small holding in Dell Inc. It was trading at $10.13 on December 31, 2012. After a protracted battle, the founder Michael Dell was able to buy out the shareholders at a price of $13.75 per share, plus a 13 cent special dividend.

We substantially raised our position in the common stocks of Resolute Forest Product and Sears Holdings when their stock prices fell to a level where we felt they were compelling bargains. As a result, investors should be advised that due to our portfolio’s high exposure to these two stocks, the net asset value of the Fund can be volatile.  However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the stocks are, relative to their intrinsic value. Based

1

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2013

on year-end prices, in our view, these two stocks are trading at significant discounts to their intrinsic value.

We believe that Sears Holdings is a misunderstood story. There are many moving parts but we believe Sears Holdings’ intrinsic value lies in its real estate assets. It also has other valuable assets such as Lands' End, Kenmore, Craftsman and Diehard. Being a traditional department store has become a tough business during the last decade but, according to management, Sears is transitioning its historic focus on running a brick and mortar department store into a business that provides and delivers value by serving its members in the manner most convenient for them: whether in store, at home or through digital devices. The value of its real estate allows Eddie Lampert, the controlling shareholder and CEO, the time and money to effect the changes. If the transformation does not work out as expected, we believe the real estate values are high enough that we would not lose money in our investment at current prices after netting out all liabilities.

In general, we believe that stocks and non-investment grade bonds are fairly valued. We do not time the market but when bargains are scarce, we are happy to hold cash equivalents as an alternative.

Yours truly,
Francis Chou

Portfolio Manager and CEO

Chou America Management Inc.

The views in this report were those of the Fund manager as of December 31, 2013, and may not reflect his view on the date this report is first published or anytime thereafter.  The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.  This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change.  There can be no guarantee of success with any technique, strategy or investment.

The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  One cannot invest directly in an index.

2

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2013

Dear Shareholder,

For the year 2013, the Chou Income Fund (the “Fund”) was up 22.86%, while the Barclay's Capital U.S. Corporate High Yield Index generated a return of 7.44% during the same period. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

For the year 2012 our return was 34.69% and now we have two years where our returns were way above average.

However, we caution it would be difficult to extrapolate the Fund's 2012 and the 2013 returns into the future. Our returns during this time frame will be virtually impossible to duplicate due to current prices of non-investment grade securities. Also there are other constraints, such as being able to recognize a mispriced bond when one comes along. In the universe of debt securities, we can understand maybe less than 10% of debt securities. As a result, we may be holding fewer non-investment grade debt securities and more short-term cash equivalents like Treasury bills and bank deposits.

The common stock of Resolute Forest Products (RFP) contributed significantly to the returns of the Fund. We do not normally buy common stock for the Fund but every now and then, due to restructuring, we receive shares for a debt security we hold. Such was the case with RFP. We received shares of RFP for our holdings in McMinn County, Tennessee revenue bonds. To cut a long story short, we purchased 15.48 million bonds for a total consideration of $155,800. We paid roughly one cent on a dollar for each bond, preparing to hold them for several years. We knew McMinn’s obligor was AbitibiBowater and we have been following AbitibiBowater story for a while (AbitibiBowater changed its name to Resolute Forest Products in 2011). McMinn bonds belong to a class of creditors that were in dispute with AbitibiBowater 7.95% class bonds, a dispute many thought would not likely be settled for several years. We figured that even if McMinn lost the lawsuit, and 100% of the disputed claim was awarded to the 7.95% class, we would not lose money on the McMinn bonds considering the price we paid. Lo and behold, a few months later, the lawsuit was settled and we received 52,564 common shares of RFP for our holdings of McMinn bonds. At the year-end price of $16.02, these shares of RFP were worth approximately $842,075.

Such a windfall comes maybe once every 20 years and we would not recommend this case as a regular way to invest in bonds. You needed a seller who was desperate to sell his holdings within a short time frame but could not find a buyer. And in a fortuitous way, we had invested in RFP for several years and were well acquainted with the story and the lawsuit. Further, the outcome was also dependent on a quick favorable legal judgment. The lawsuit could have dragged on for years which would have diminished the annualized returns by a considerable margin.

The price of MBIA Corp.'s 14% ("MBIA") fell following rumors in December that it might not get permission from the New York State Department of Financial Services to pay interest that was due on January 15, 2013. Although the company was not permitted to make that interest payment, the company was not deemed to be in default.

In May 2013, the lawsuits involving MBIA and Bank of America were settled and the price of MBIA Corp. 14% moved up considerably. We sold all of our holdings at $79 apiece. On December 31, 2012 it was priced at 18 cents on a dollar. Normally we don't invest based on the outcome of a lawsuit but we

3

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2013

believed that MBIA had a strong case. Even if MBIA had lost, we believed that we had an even chance of getting our money back. But we also believed that any kind of a positive settlement would see the bonds appreciate considerably, which is exactly what happened. We limited our investment to less than 5% of the Fund's assets even though our conviction was strong.

Another debt security that worked out well was MannKind Corporation's 3¾% that matured in December 2013. Our average cost was 58.75 cents on a dollar and in December we got paid 100 cents on a dollar. Last year on December 31, 2012, it was priced at 71 cents on a dollar. When we bought into it, we believed MannKind’s 3¾%, debt security was attractively priced, even though its future performance depended on FDA approval of the drug Afrezza.

Not every large holding worked out in 2013. R.H. Donnelley's term loan was down from 68.90  cents on a dollar to 61.20 on a dollar as of December 31, 2013.  We bought into it as we believed it was well covered by its earning power, assets, and covenants that are protective to debt holders. In addition, this term loan comes with a cash flow sweep, which means that any free cash flow remaining after all operational needs are met can be used to buy back debt at par from its holders. In April 2013, SuperMedia Inc. and Dex One Corporation, the parent company of R.H. Donnelley and Dex Media West, completed their merger, creating Dex Media, Inc. -- one of the largest national providers of social, local and mobile marketing solutions through direct relationships with local businesses. Dex Media estimates it will realize approximately $150-$175 million in cost savings by 2015, and expects to preserve Dex One’s remaining tax attributes of roughly $1.8 billion, which can be used to offset income attributable to the combined company following the completion of the transaction. We continue to believe that at current prices, R.H Donnelley is underpriced.

Non-Investment (or High Yield) grade debt securities

Some prices for non-investment grade bonds do not reflect the risks inherent in these securities. A company can float 10 year non-investment grade bonds with a coupon of 5.5% and investors will buy them at 100 cents on the dollar. Just a few years ago, a similar bond would be trading for 60 cents or less.

In fact, there is a good chance that these debt securities may now be overvalued, and that the possibility of a large, permanent loss of capital is extremely high.

Investors should be advised that we run a highly focused portfolio - sometimes just two securities may comprise close to 50% of the assets of the Fund. As a result, the net asset value of the Fund can be volatile.  However, we are not bothered by this volatility because our focus has always been, and continues to be, on how mispriced the debt securities are relative to their intrinsic value or to their liquidation value. Effective May 1, 2014, pending Trustee approval, the 80% Policy of the Fund will expand to include preferred stocks, so that under normal market conditions, the Fund will invest at least 80% of its net assets in fixed-income securities, financial instruments that provide exposure to fixed-income securities, and preferred stocks (the "80% Policy"). Previously, the Fund treated its investments in preferred stock as equity securities, however, in seeking and evaluating investment opportunities for the Fund, we find that many forms of preferred stock have fixed income characteristics, are similar to bonds and other fixed income securities, and are more appropriately treated as fixed income securities. Therefore, we find these preferred stocks suitable for inclusion as fixed income investments under the

4

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2013

Fund’s 80% Policy.

At year-end our cash position was approximately 14.23% of net assets.

Yours truly,

Francis Chou

Portfolio Manager and CEO

Chou America Management Inc.

The views in this report were those of the Fund manager as of December 31, 2013, and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.

The Barclays Capital U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index.

5

CHOU OPPORTUNITY FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Opportunity Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Average Annual Total Return as of 12/31/13	One Year	Since Inception (07/01/10)
Chou Opportunity Fund	29.82%	16.43%
S&P 500 Index	32.39%	20.82%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.55%.  The Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.50% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation), through May 1, 2014. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

6

CHOU INCOME FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Income Fund (the “Fund”) compared with the performance of the benchmark, Barclays Capital U.S. Corporate High Yield Index ("Barclays Index"), since inception. The Barclays Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. The total return of the Barclays Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Barclays Index does not include expenses. The Fund is professionally managed while the Barclays Index is unmanaged and is not available for investment.

Average Annual Total Return as of 12/31/13	One Year	Since Inception (07/01/10)
Chou Income Fund	22.86%	16.13%
Barclays Capital U.S. Corporate High Yield Index	7.44%	10.98%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 4.09%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.50% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation), through May 1, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

7

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

Shares	Security Description	Value

Common Stock - 62.1%
Communications - 3.2%
15,000	Overstock.com, Inc. (a)	$461,850
74,364	PTGi Holding, Inc. (a)	211,938
519,507	UTStarcom Holdings Corp. (a)	1,439,034
		2,112,822
Consumer Discretionary - 25.6%
37,904	Sears Canada, Inc.	469,631
286,619	Sears Holdings Corp. (a)	14,055,796
96,813	Sears Hometown and Outlet Stores, Inc. (a)	2,468,731
		16,994,158
Financials - 6.0%
157,480	Asta Funding, Inc. (a)	1,325,981
225,000	MBIA, Inc. (a)	2,686,500
		4,012,481
Materials - 27.3%
1,131,940	Resolute Forest Products, Inc. (a)	18,133,679
Total Common Stock (Cost $35,426,329)	41,253,140

		Exer. Price	Exp. Date
Warrants - 9.9%
150,000	JPMorgan Chase & Co. (a)	$42.42	10/18	2,908,500
77,400	Wells Fargo & Co. (a)	34.01	10/18	1,225,242
377,430	Bank of America Corp. (a)	13.30	01/19	2,441,972
Total Warrants (Cost $2,940,003)	6,575,714

Total Investments in Securities - 72.0% (Cost $38,366,332)*	$47,828,854
Other Assets & Liabilities, Net – 28.0%	18,573,370
Net Assets – 100.0%	$66,402,224

(a)	Non-income producing security.

* Cost for federal income tax purposes is $38,485,894 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,128,207
Gross Unrealized Depreciation	(785,247)
Net Unrealized Appreciation	$9,342,960

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of December 31, 2013.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$47,828,854
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$47,828,854

The Level 1 value displayed in this table is Common Stock and Warrants. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no transfers between Level 1, Level 2 and Level 3 for the year ended December 31, 2013.

AFA

PORTFOLIO HOLDINGS
% of Total Investments
Communications	4.4%
Consumer Discretionary	35.5%
Financials	8.4%
Materials	37.9%
Warrants	13.8%
100.0%

See Notes to Financial Statements.	8

CHOU INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

Shares	Security Description	Value

Equity Securities - 6.9%
Common Stock - 6.2%
Communications - 0.3%
1,619	Level 3 Communications, Inc. (a)	$53,702

Materials - 5.9%
3,745	Catalyst Paper Corp. (a)	4,530
145,851	Emerald Plantation Holdings, Ltd. (a)	21,878
52,613	Resolute Forest Products, Inc. (a)	842,860
		869,268
Total Common Stock (Cost $220,229)	922,970

Rate
Preferred Stock - 0.7%
Financials - 0.7%
8,900	Sears Roebuck Acceptance Corp. (Cost $117,925)	7.00%	97,778
Total Equity Securities (Cost $338,154)	1,020,748

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 26.7%
Corporate Convertible Bonds - 4.6%
Financials - 2.4%
850,000	Atlanticus Holdings Corp.	5.88	11/30/35	346,375

Materials - 2.2%
283,000	Fortress Paper, Ltd.	6.50	12/31/16	186,491
400,000	USEC, Inc.	3.00	10/01/14	139,000
				325,491
Total Corporate Convertible Bonds (Cost $940,513)	671,866

Corporate Non-Convertible Bonds - 15.0%
Communications - 0.1%
45,901	Dex One, Inc. (b)	14.00	01/29/17	24,327
Consumer Discretionary - 11.9%
2,000,000	JC Penney Corp., Inc.	7.95	04/01/17	1,755,000

Financials - 0.8%
212,000	Sears Roebuck Acceptance Corp.	7.00	06/01/32	117,660

Materials - 2.2%
314,899	Catalyst Paper Corp. (b)	11.00	10/30/17	201,535
162,968	Emerald Plantation Holdings, Ltd. (b)	6.00	01/30/20	112,448
193,000	Sino-Forest Corp. (c)	10.25	07/28/14	1,448
125,000	Sino-Forest Corp. (c)	10.25	07/28/14	938
225,000	Sino-Forest Corp. (c)	6.25	10/21/17	1,687
400,000	Sino-Forest Corp. (c)	6.25	10/21/17	3,000
321,056
Total Corporate Non-Convertible Bonds (Cost $2,150,437)	2,218,043

Syndicated Loans - 7.1%
269,140	Dex Media West, Inc. (d)	8.00	12/31/16	211,544
1,356,578	RH Donnelley, Inc. (d)	9.75	12/31/16	830,226
Total Syndicated Loans (Cost $1,472,280)	1,041,770
Total Fixed Income Securities (Cost $4,563,230)	3,931,679

Total Investments - 33.6% (Cost $4,901,384)*	$4,952,427
Other Assets & Liabilities, Net – 66.4%	9,784,430
Net Assets – 100.0%	$14,736,857
AFA

LLC	Limited Liability Company
(a)	Non-income producing security.
(b)	Payment in-Kind Bond. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(c)	Security is currently in default and is on scheduled interest or principal payment.
(d)	Variable rate security. Rate presented is as of December 31, 2013.

See Notes to Financial Statements.	9

CHOU INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

* Cost for federal income tax purposes is $5,120,638 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$909,952
Gross Unrealized Depreciation	(1,078,163)
Net Unrealized Depreciation	$(168,211)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Communications	$53,702	$-	$-	$53,702
Materials	864,738	4,530	-	869,268
Preferred Stock
Financials	97,778	-	-	97,778
Corporate Convertible Bonds	-	671,866	-	671,866
Corporate Non-Convertible Bonds	-	2,218,043	-	2,218,043
Syndicated Loans	-	1,041,770	-	1,041,770
Total Assets	$1,016,218	$3,936,209	$-	$4,952,427

There were no transfers between Level 1, Level 2 and Level 3 for the year ended December 31, 2013.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Common Stock	18.6%
Preferred Stock	2.0%
Corporate Convertible Bonds	13.6%
Corporate Non-Convertible Bonds	44.8%
Syndicated Loans	21.0%
100.0%

See Notes to Financial Statements.	10

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2013

	120	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
Total investments, at value (Cost $38,366,332 and $4,901,384, respectively)		$47,828,854	$4,952,427
	Cash	18,652,663	2,097,039
	Foreign currency (Cost $0 and $8,995, respectively)	-	8,995
	Receivables:
	Fund shares sold	5,000	7,614,431
	Investment securities sold	-	7,021
	Interest	2,137	75,196
advi	From investment adviser	-	13,665
	Prepaid expenses	12,002	11,251
Total Assets		66,500,656	14,780,025

LIABILITIES
	Payables:
	Fund shares redeemed	-	10,035
	Accrued Liabilities:
advis	Investment adviser fees	55,299	-
	Trustees’ fees and expenses	271	29
	Fund services fees	14,486	5,840
	Other expenses	28,376	27,264
Total Liabilities		98,432	43,168

NET ASSETS		$66,402,224	$14,736,857

COMPONENTS OF NET ASSETS
	Paid-in capital	$55,954,975	$14,907,747
	Distributions in excess of net investment income	-	(196,542)
	Accumulated net realized gain (loss)	984,727	(25,445)
	Net unrealized appreciation	9,462,522	51,097
NET ASSETS		$66,402,224	$14,736,857
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)		4,912,381	1,335,244
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*		$13.52	$11.04

*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	11

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF OPERATIONS DECEMBER 31, 2013

	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $26,645 and $0, respectively)	$200,575	$15,575
Interest income	892,913	733,016
Total Investment Income	1,093,488	748,591
adviser
EXPENSES
Investment adviser fees	601,540	75,691
Fund services fees	166,488	70,077
Custodian fees	11,161	10,062
Registration fees	21,522	20,536
Audit fees	19,200	19,200
Legal fees	32,635	32,635
Trustees' fees and expenses	7,026	6,563
Miscellaneous expenses	41,816	23,451
Total Expenses	901,388	258,215
Fees waived and expenses reimbursed	(13,334)	(144,679)
Net Expenses	888,054	113,536

NET INVESTMENT INCOME	205,434	635,055

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	8,519,414	26,016
Foreign currency transactions	(45)	7,122
Written options	6,673	-
Net realized gain	8,526,042	33,138
Net change in unrealized appreciation (depreciation) on:
Investments	5,806,725	659,554
Foreign currency translations	-	(4,236)
Written options	(50,895)	-
Net change in unrealized appreciation (depreciation)	5,755,830	655,318
NET REALIZED AND UNREALIZED GAIN	14,281,872	688,456
INCREASE IN NET ASSETS FROM OPERATIONS	$14,487,306	$1,323,511

See Notes to Financial Statements.	12

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF CHANGES IN NET ASSETS DECEMBER 31, 2013

	CHOU OPPORTUNITY FUND		CHOU INCOME FUND
December 31, 2011		Shares		Shares
NET ASSETS DECEMBER 31, 2011	$56,724,467	$56,724,467	$5,050,966	$5,050,966
OPERATIONS
Net investment income	1,409,635		924,213
Net realized gain (loss)	1,147,690		(67,882)
Net change in unrealized appreciation (depreciation)	9,429,759		835,812
Increase in Net Assets Resulting from Operations	11,987,084		1,692,143

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,412,330)		(1,020,482)
Net realized gain	(3,827,151)		(2,631)
Total Distributions to Shareholders	(5,239,481)		(1,023,113)

CAPITAL SHARE TRANSACTIONS
Sale of shares	9,349,092	917,582	278,335	26,939
Reinvestment of distributions	5,200,343	471,230	985,095	104,375
Redemption of shares	(36,901,149)	(3,457,214)	(255,475)	(27,286)
Redemption fees	11,264		-
Increase (Decrease) in Net Assets from Capital Share Transactions	(22,340,450)	(2,068,402)	1,007,955	104,028
Increase (Decrease) in Net Assets	(15,592,847)		1,676,985
December 31, 2012
NET ASSETS DECEMBER 31, 2012 (Including line (a))	$41,131,620		$6,727,951
OPERATIONS
Net investment income	205,434		635,055
Net realized gain	8,526,042		33,138
Net change in unrealized appreciation (depreciation)	5,755,830		655,318
Increase in Net Assets Resulting from Operations	14,487,306		1,323,511

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(839,533)		(685,760)
Net realized gain	(4,918,742)		-
Total Distributions to Shareholders	(5,758,275)		(685,760)

CAPITAL SHARE TRANSACTIONS
Sale of shares	21,081,797	1,693,658	12,006,109	1,077,027
Reinvestment of distributions	5,704,186	425,411	669,365	60,310
Redemption of shares	(10,356,772)	(810,644)	(5,319,510)	(483,715)
Redemption fees	112,362		15,191
Increase in Net Assets from Capital Share Transactions	16,541,573	1,308,425	7,371,155	653,622
Increase in Net Assets	25,270,604		8,008,906
NET ASSETS DECEMBER 31, 2013 (Including line (b))	$66,402,224		$14,736,857
(a) Distributions in excess of net investment income December 31, 2012	$(243)		$(152,839)
(b) Distributions in excess of net investment income December 31, 2013	$-		$(196,542)

See Notes to Financial Statements.	13

CHOU OPPORTUNITY FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended December 31,			July 1, 2010 (a) through
	2013	2012	2011	December 31, 2010

NET ASSET VALUE, Beginning of Period	$11.41	$10.00	$12.20	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.05	0.32	0.02	(0.09)
Net realized and unrealized gain (loss)	3.31	2.68	(2.19)	2.29
Total from Investment Operations	3.36	3.00	(2.17)	2.20
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.19)	(0.40)	(0.01)	—
Net realized gain	(1.09)	(1.19)	(0.02)	—
Total Distributions to Shareholders	(1.28)	(1.59)	(0.03)	—
REDEMPTION FEES (b)	0.03	— (c)	— (c)	—
NET ASSET VALUE, End of Period	$13.52	$11.41	$10.00	$12.20
TOTAL RETURN	29.82%	30.81%	(17.78)%	22.00	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$66,402	$41,132	$56,724	$1,039
Ratios to Average Net Assets:
Net investment income (loss)	0.34%	2.89%	0.15%	(1.60	)%(e)
Net expense	1.48%	1.48%	1.53%	1.75	%(e)
Gross expense (f)	1.50%	1.55%	1.93%	28.58	%(e)
PORTFOLIO TURNOVER RATE	56%	17%	11%	33	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14

CHOU INCOME FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended December 31,			July 1, 2010 (a) through
	2013	2012	2011	December 31, 2010

NET ASSET VALUE, Beginning of Period	$9.87	$8.74	$11.60	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.94	1.58	1.30	0.20
Net realized and unrealized gain (loss)	1.28	1.27	(2.86)	1.65
Total from Investment Operations	2.22	2.85	(1.56)	1.85
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1.07)	(1.72)	(1.27)	(0.25)
Net realized gain	—	— (c)	(0.03)	—
Total Distributions to Shareholders	(1.07)	(1.72)	(1.30)	(0.25)
REDEMPTION FEES (b)	0.02	—	— (c)	—
NET ASSET VALUE, End of Period	$11.04	$9.87	$8.74	$11.60
TOTAL RETURN	22.86%	34.69%	(13.83)%	18.54	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$14,737	$6,728	$5,051	$766
Ratios to Average Net Assets:
Net investment income	8.39%	16.25%	12.24%	3.82	%(e)
Net expense	1.50%	1.50%	1.50%	1.50	%(e)
Gross expense (f)	3.41%	4.09%	4.71%	33.37	%(e)
PORTFOLIO TURNOVER RATE	40%	23%	17%	0	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Note 1. Organization

The Chou Opportunity Fund and Chou Income Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Chou America Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Chou Opportunity Fund’s investment objective is to seek long-term growth of capital. Chou Income Fund’s investment objective is to provide capital appreciation and income production with capital preservation as a secondary consideration.  The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a

16

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2013, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The volume of open positions may vary on a daily basis as the Fund transacts written options in order to achieve the

17

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

exposure desired by the adviser. The Chou Opportunity Fund entered into written options with a total value of $1,676,062 during the year ended December 31, 2013.

Transactions in written options during the year ended December 31, 2013 were as follows:

	Calls
Chou OpportunityFund	Number of
	Contracts	Premiums
Options Outstanding, December 31, 2012	(1,271)	$(163,390)
Options written	(9,031)	(1,676,062)
Options terminated in closing transactions	1,844	398,670
Options exercised	1,961	423,720
Options expired	6,497	1,017,062
Options Outstanding, December 31, 2013	-	$-

Derivatives Transactions - The Chou Opportunity Fund’s use of derivatives during the year ended December 31, 2013, was limited to written options. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Chou Opportunity Fund.

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended December 31, 2013, by the Chou Opportunity Fund are recorded in the following locations in the Statements of Operations:

Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Equity Contracts	Realized gain (loss) – Written Options and Change in unrealized appreciation (depreciation) – Written Options	$6,673	$(50,895)

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

18

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Chou America Management Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Rafferty Capital Markets, LLC serves as each Fund’s distributor (the “Distributor”). The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and/or the servicing of shareholder accounts.  The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Trustee an annual retainer fee of $8,000 for service to the Trust.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board meetings.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% of the average daily net assets of the Chou Opportunity Fund and Chou Income Fund, through May 1, 2014 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). For the year ended December 31, 2013, fees waived and expenses reimbursed were as follows:

19

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Total Fees Waived and Expenses Reimbursed
Chou Opportunity Fund	$13,334	$-	$13,334
Chou Income Fund	75,691	68,988	144,679

The Funds may pay the Adviser for fees reduced and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) and the overall expenses fall below the lesser of the Fund’s then current expense limit or the expense limit in effect at the time of such reimbursement.  As of December 31, 2013, the following amounts are subject to recapture by the Adviser:

Chou Opportunity Fund	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2011	$110,128	December 31, 2014	$-
December 31, 2012	32,384	December 31, 2015	-
December 31, 2013	13,334	December 31, 2016	-

Chou Income Fund	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2011	$166,086	December 31, 2014	$-
December 31, 2012	147,380	December 31, 2015	-
December 31, 2013	144,679	December 31, 2016	-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2013, were as follows:

[Missing Graphic Reference]

	Purchases	Sales
Chou Opportunity Fund	$24,334,849	$30,999,021
Chou Income Fund	1,906,382	3,178,790

Note 6. Federal Income Tax and Investment Transactions

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income	Long-Term Capital Gain	Total

Chou Opportunity Fund

2013	$332,710	$5,425,565	$5,758,275
2012	5,239,481	-	5,239,481
Chou Income Fund

2013	685,760	-	685,760
2012	1,023,113	-	1,023,113

20

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Chou Opportunity Fund	$150,236	$954,053	$-	$9,342,960	$10,447,249
Chou Income Fund	22,712	-	(25,445)	(168,157)	(170,890)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities in Chou Opportunity Fund and Chou Income Fund are primarily due to straddles and contingent payment debt instruments, respectively.

As of December 31, 2013, Chou Income Fund had $311 available short term capital loss carryforwards and $25,134 available long term capital loss carryforwards that have no expiration date.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2013. The following reclassifications were the result of currency gain/loss and re-designation of distributions and have no impact on the net assets of each Fund.

[Missing Graphic Reference]	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain (Loss)

Chou Opportunity Fund	$634,342	$(634,342)
Chou Income Fund	7,002	(7,002)

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

21

REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Chou America Mutual Funds and the Shareholders of Chou Income Fund and Chou Opportunity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Chou Opportunity Fund and the Chou Income Fund, each a series of shares of beneficial interest of Chou America Mutual Funds, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period July 1, 2010 (commencement of operations) through December 31,2010. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chou Opportunity Fund and the Chou Income Fund as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the three-year period then ended and for the period July 1,2010 through December 31,2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 28, 2014

22

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2013

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013, through December 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$1,119.55	$7.80	1.46%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.85	$7.43	1.46%

23

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2013

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
Chou Income Fund
Actual	$1,000.00	$1,033.96	$7.69	1.50%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.64	$7.63	1.50%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Chou Opportunity Fund designates 10.27% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 47.05% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Chou Opportunity Fund aso designates 61.66% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 38.34% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).  The Chou Income Fund designates 2.20% as DRD, 2.20% as QDI and 77.72% for QII.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders.  The following table provides information about each Board member and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101.  Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 682-6352.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Lily Pinarello Born: 1953	Trustee	Since 2010	Retired since 1999.	2	0
David McLean Born: 1966	Trustee	Since 2010	Managing Director, McLean Asset Management, Ltd; Managing Director, MAMGMT Fund Services, Ltd., 2007-2010.	2	0

24

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2013

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Ocupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Francis S.M. Chou Born: 1956	Trustee	Since 2010	Chief Executive Officer, Chou America Management, Inc. since 2010; Chief Executive Officer, Chou Associates Management, Inc., since 1986.	2	0
Officers
Francis S.M. Chou Born: 1956	President and Principal Executive Officer	Since 2010	Chief Executive Officer, Chou America Management, Inc. since 2010; Chief Executive Officer, Chou Associates Management, Inc., since 1986.	N/A	N/A
Michael J. McKeen Born: 1971	Treasurer and Principal Financial Officer	Since 2010	Senior Vice President, Atlantic since 2008; Vice President, Citigroup Fund Services, LLC ("Citigroup") 2003-2008.	N/A	N/A
Megan Hadley Koehler Born: 1978	Secretary	Since 2010	Associate Counsel, Atlantic, since 2008; Assistant Vice President, Citigroup, 2007-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2010	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2010	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic 2008-2013.	N/A	N/A

25

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 682-6352

INVESTMENT ADVISER
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Rafferty Capital Markets, LLC
1010 Franklin Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

243-ANR-1213

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, Chou America Mutual Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has not yet determined that it has at least one audit committee financial expert serving on its Audit Committee or that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,000 in 2012 and $28,000 in 2013.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2012 and $0 in 2013.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,000 in 2012 and $6,000 in 2013.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2010.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Periods, the Registrant’s principal accountant provided no non-audit services to the investment adviser or any entity controlling, controlled by or under common control with the investment adviser to the series of the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Chou America Mutual Funds

By           /s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer

Date           February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer

Date           February 25, 2014

By           /s/  Michael J. McKeen
Michael  J. McKeen, Principal Financial Officer

Date           February 25, 2014